Exhibit 10.5

Execution Version

THIRD AMENDED AND RESTATED

CANADIAN GUARANTEE AGREEMENT

Dated as of February 15, 2019

From

UNITED RENTALS OF CANADA, INC.

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE SECURED PARTIES REFERRED TO IN
THE CREDIT AGREEMENT REFERRED TO HEREIN

T A B L E  O F  C O N T E N T S

THIRD AMENDED AND RESTATED

CANADIAN GUARANTEE AGREEMENT

THIRD AMENDED AND RESTATED CANADIAN GUARANTEE AGREEMENT dated as of February 15, 2019 (this “Guarantee”) made by United Rentals of Canada, Inc., a company amalgamated under the laws of the Province of Ontario (the “Company”) and the Additional Guarantors (as defined in Section 8(b)) (the Company and such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, United Rentals, Inc., United Rentals (North America), Inc., certain of their Subsidiaries, the Company, the Agent and the lenders are party to a credit agreement, dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to a third amended and restated credit agreement, dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including any such amendment, restatement, extension, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases the Indebtedness under such agreement, in whole or in part, the “Credit Agreement”; capitalized terms used but not defined herein are used herein as therein defined), among the Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent;

WHEREAS, each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement;

WHEREAS, in connection with the Existing Credit Agreement, certain guarantors entered into a Canadian Guarantee Agreement (as defined in the Existing Credit Agreement), dated as of June 9, 2008, as amended and restated on October 14, 2011 and further amended and restated on March 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Guarantee”);

WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the maintenance and making of Loans and the issuance of Letters of Credit by the Lenders thereunder, and the provision of certain Bank Products by the Lenders or their Affiliates from time to time that each Guarantor shall have executed and delivered this Guarantee;

NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by the entering into of the Credit Agreement, the Lenders to maintain and make Loans and to issue Letters of Credit under the Credit Agreement and the Lenders and their Affiliates to provide Bank Products from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees that the Existing Guarantee shall be amended and restated as follows:

Section 1.      Guarantee; Limitation of Liability.  (a)  Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, of all Canadian Obligations, French Obligations and ROW Obligations of each other Obligor, whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guarantee or any other Loan Document.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.  For the avoidance of doubt, Guaranteed Obligations shall not include Excluded Swap Obligations.

Section 2.      Guarantee Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid in accordance with the terms thereof, to the maximum extent permitted by law.  The Obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Obligor, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against any Borrower or any other Obligor or whether any Borrower or any other Obligor is joined in any such action or actions.  The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the maximum extent permitted by law, any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)           any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(c)           any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guarantee, for all or any of the Guaranteed Obligations;

(d)           any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor or any other assets of any Obligor or any of its Subsidiaries;

(e)           any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;

(f)            any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party;

(g)           the failure of any other Person to execute or deliver this Guarantee, any Guarantee Supplement (as hereinafter defined) or any other guarantee or agreement, or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h)           any assignment for the benefit of any Secured Party or any other marshalling of assets and liabilities of any Guarantor;

(i)            any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense (other than a defense of Full Payment) available to, or a discharge of, any Obligor or any other guarantor or surety.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Obligor or otherwise, all as though such payment had not been made.

Section 3.      Waivers and Acknowledgments.  (a)  Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

(b)           Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee until Full Payment and each Guarantor acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)           Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d)           Each Guarantor acknowledges that the Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guarantee, foreclose under the Canadian Security Agreement pursuant to Section 20 thereof by nonjudicial sale, and, to the extent permitted by law, each Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e)           Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

(f)            Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4.      Subrogation.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guarantee or any other Loan Document or any other agreement relating to any Guaranteed Obligations, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until Full Payment has occurred.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the date on which Full Payment has occurred, such amount shall be received and held in trust for the benefit of the Secured Parties and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Loan Documents or any other agreement relating to any Guaranteed Obligations, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising.  If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, and (ii) Full Payment shall occur, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guarantee.

Section 5.      Payments Free and Clear of Taxes.  Any and all payments made by any Guarantor under or in respect of this Guarantee or any other Loan Document shall be made in accordance with Section 5.1 of the Credit Agreement.

Section 6.      [Reserved.]

Section 7.      Representations and Warranties.  Each Guarantor hereby represents and warrants as follows:

(a)           There are no conditions precedent to the effectiveness of this Guarantee that have not been satisfied or waived.

(b)           Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guarantee and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Obligor.

Section 8.      Amendments, Guarantee Supplements, Etc.  (a)  No amendment or waiver of any provision of this Guarantee and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           Upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Canadian Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guarantee”, “hereunder”, “hereof” or words of like import referring to this Guarantee, and each reference in any other Loan Document to the “Canadian Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.

Section 9.      Notices, Etc.  All notices and other communications provided for hereunder shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four days after it shall have been mailed by United States and/or Canada Post mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, if to any Guarantor, addressed to it in care of the Borrowers’ Agent at the Borrowers’ Agent’s address specified in Section 14.8 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Section 14.8 of the Credit Agreement, if to any Lender or any of its Affiliates providing Bank Products, at its address specified in the applicable agreement in respect thereof to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party.  Delivery by telecopier or other electronic communication of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guarantee or of any Guarantee Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 10.    No Waiver; Remedies.  No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.    Right of Set-off.  Each Guarantor hereby agrees to all terms and conditions set forth in Section 14.15 of the Credit Agreement.

Section 12.    Continuing Guarantee; Assignments under the Credit Agreement.  Subject to Section 13.11 of the Credit Agreement, this Guarantee is a continuing guarantee and shall (a) remain in full force and effect until Full Payment has occurred, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 12.2 (or, in the case of the Agent, Article XIII) of the Credit Agreement.  No Guarantor shall have the right to assign its rights hereunder or any interest herein  (except pursuant to a transaction permitted under the Credit Agreement) without the prior written consent of the Agent.  At the relevant Guarantor’s request, any release of a Guarantor in accordance with the Credit Agreement shall be acknowledged and evidenced in writing by the Agent.

Section 13.    Execution in Counterparts.  This Guarantee and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guarantee by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart of this Guarantee.

Section 14.    Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)  THIS GUARANTEE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH OF THE GUARANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE GUARANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTEE.  NOTWITHSTANDING THE FOREGOING:  (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)           EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OR ANY SUMMONS COMPLAINT OR OTHER PROCESS UPON IT, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF THE PROVINCE OF ONTARIO AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ AGENT AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

THE GUARANTORS AND THE AGENT EACH IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR

ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE GUARANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 15.    Amendment and Restatement.  On the date hereof, the Existing Guarantee is hereby amended, restated and superseded in its entirety by this Guarantee.  The parties hereto acknowledge and agree that (i) this Guarantee and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined in the Existing Credit Agreement) or the “Guaranteed Obligations” (as defined in the Existing Guarantee) under the Existing Guarantee or any of the other Loan Documents; (ii) such “Obligations” and “Guaranteed Obligations” are in all respects continuing (as amended and restated on the date hereof by this Guarantee and by the Credit Agreement) and (iii) the agreements set forth under the Existing Guarantee and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favor of the Agent for the benefit of the Secured Parties (as amended and restated on the date hereof).  Without limitation of the foregoing, each Guarantor hereby fully and unconditionally ratifies and affirms this Guarantee and agrees that the agreements provided hereunder and under the Existing Guarantee shall from and after the date hereof apply to all Obligations and Guaranteed Obligations hereunder and under the other Loan Documents.

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IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

UNITED RENTALS OF CANADA, INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President, Treasurer

THE AMENDMENT AND

RESTATEMENT OF THE EXISTING

GUARANTEE IS AGREED TO AND

ACKNOWLEDGED:

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

Exhibit A
to the
Canadian Guarantee Agreement

FORM OF GUARANTEE SUPPLEMENT

                     ,

To:  Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) the Third Amended and Restated Credit Agreement, dated as of February 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including any such amendment, restatement, extension, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases the Indebtedness under such agreement, in whole or in part, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation, United Rentals (North America), Inc., a Delaware corporation, United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario, United Rentals International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands, the other Borrowers party thereto, the other Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Canadian Guarantee Agreement referred to in the Credit Agreement (such Canadian Guarantee Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement, being the “Guarantee”).  The capitalized terms defined in the Guarantee or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Guarantee; Limitation of Liability.  (a)   The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, of all Guaranteed Obligations, and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guarantee Supplement, the Guarantee or any other Loan Document.  Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

Section 2.  Obligations Under the Guarantee.  The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors thereunder.  The undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an

“Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned.

Section 3.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 7 of the Guarantee to the same extent as each other Guarantor.

Section 4.  Delivery by Telecopier.  Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.

Section 5.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)   THIS GUARANTEE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE SUPPLEMENT MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO, AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE SUPPLEMENT, THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.

(B)  THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ONTARIO PROVINCIAL COURT OR ANY FEDERAL COURT OF CANADA SITTING IN THE PROVINCE OF ONTARIO, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE SUPPLEMENT OR THE GUARANTEE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH ONTARIO PROVINCIAL COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT OF CANADA.  THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTEE SUPPLEMENT OR THE GUARANTEE OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE SUPPLEMENT OR THE GUARANTEE IN THE COURTS OF ANY OTHER JURISDICTION.

(C)  THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE SUPPLEMENT OR THE GUARANTEE IN ANY ONTARIO PROVINCIAL COURT OR FEDERAL COURT.  THE UNDERSIGNED HEREBY

IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT.  THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(d)  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.  THE UNDERSIGNED AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE UNDERSIGNED AGREES THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTEE SUPPLEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.

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Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By
Title: